

Lihua International, Inc.

NASDAQ: LIWA

September 2010

LIHUA INTERNATIONAL

Safe Harbor Statement

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, including, without limitation, statements about its business or growth strategy, general industry conditions including availability of copper or recycled scrap copper, future operating results of the Company, capital expenditures, expansion and growth opportunities, bank borrowings, financing activities and other such matters, are forward-looking statements. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ from those projected in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Prospectus and other quarterly and annual filings periodically filed with the SEC at www.sec.gov.

Please note that this presentation was created as of the date listed, and reflects management views as of that date. The Company undertakes no obligation to update information contained herein.

Company Profile: Lihua International, Inc. (NASDAQ: LIWA)

- Lihua is a leading vertically integrated manufacturer of copper alternative products
  - **Products:** Pure copper rod, copper anode, pure copper fine and superfine wire, copper clad aluminum (CCA) and superfine wire
  - **Uses:** Consumer electronics, white goods, automotive, electronic motor, utility, telecommunications and cable industries
- 2009 revenue of $161.5M ; 117.5% CAGR '06-'09
- 2009 net income[(1)] of $25.6M; 78.5% CAGR '06-'09
- Strong R&D capability with proprietary technologies in recycling and drawing

Net Income


$mm
$30
$25
$20
$15
$10
$5
$0
78.5% '06-'09 CAGR(1)
$4.5
$7.7
$11.7
$16.8
$25.6 (1)
2006
2007
2008
2009
2009(1)

(1) *Adjusted for $11.9mm of non cash charges for change in fair value of warrants classified as derivatives in 2009.*







LIHUA INTERNATIONAL

Investment Highlights

- Large and rapidly growing copper alternative products and wire market
- Viable, vertically integrated and highly scalable business model
- Leading market position with low-cost advantage
- Proprietary recycling, drawing and enameling technologies provide sustainable materials that meet highest environmental standards
- Limited commodity risk
- Rigorous quality controls, established reputation and distribution channels
- Track record of financial growth
  - Revenue: 3 year CAGR 117.5%; 2Q10 $75.5M, grew 55% y/y
  - Net income: 3 year CAGR 78.5%; 2Q10 $9.9M, grew 48% y/y
  - As of 6/30/10: Cash and cash equivalents of $87.6M; debt $2.2M
  - FY 2010 gross profit guidance: $52.9M - $55.7M(46-53% y-o-y growth)
  - FY 2010 non-GAAP net income guidance: $38.1M - $40.3M (48-57% y-o-y growth)
- Seasoned management team and BOD with US public company experience



LIHUA INTERNATIONAL

Recent Accomplishments

- Launched copper anode product and signed material customer contract with leading copper conglomerate
- Record 2Q10 financial results
  - Revenue of $75.5M (55% y-o-y growth)
  - Gross profit of $14.5M (49% y-o-y growth)
  - Net income of $9.9M or $0.34 per diluted share (48% y-o-y growth)
  - EBITDA of $13.0M (45% y-o-y growth)
- Increased full-year 2010 guidance - gross profit expected to increase 46-53%; non-GAAP net income expected to increase 48-57% over 2009
- Launched production on second smelter, doubling annual refined copper capacity to 50,000 tons
- Completed $32.5M secondary public offering in April 2010; proceeds to accelerate growth by doubling annual refined copper production capacity
  - 4. 3M shares @ $8.05 per share
- Completed 6 new copper wire production lines in first half 2010, increasing capacity to 20,000 tons p/a
- Increased customer accounts by 65% from 200 in '08 to 330 in 2Q10
- Launched copper recycling facility in March 2009: Accounted for 80% of revenue in 2Q10



LiHUA INTERNATIONAL

Market Opportunity: Huge Demand in China

- China is the largest copper consuming country in the world, accounting for approximately 35% of worldwide consumption
- China is highly under-resourced in domestic copper
- In 2009, copper consumption in the Chinese market was approximately 8.8 million metric tons, for an addressable market of approximately US$66 billion, based on recent copper pricing
- China's 4 trillion RMB stimulus package and the ongoing urbanization process expected to support sustained copper demand
  - China's "Home Appliance to the Countryside" program is driving significant growth in appliance sales.
    - January – August 2010 appliance sales exceeded RMB 100B, more than double the year-ago period.

Limited Copper Supply Creates Opportunity

China is deficient in copper reserves and is a net importer, driving growth in:

- Recycling and recycling technologies
  - High copper prices, low mine production, lack of reserves and high import costs have fueled an increase in recycling copper
- Alternatives to pure copper such as CCA
  - CCA bimetallic materials are ideal substitutes for pure copper, with conductivity nearly that of pure copper at a much lower cost









Strategic Locations Throughout China


SHANDONG
JIANGSU
ANHUI
ZHEJIANG
FUJIAN
GUANGDONG

- More than 98% of products sold in China

★ Headquarters in Danyang, Jiangsu province

● Satellite offices



Copper Recycling to Capture Surging Demand

- Launched first copper recycling facility in 1Q09
  - Production now 50,000 tons per annum
  - Accounted for ~80% of 2Q10 revenue
- Proprietary cleaning process leads to a large addressable market estimated at 8.8 million metric tons in 2009, or US $66B, based on recent copper prices
  - 99.96% purity meets government and industry standards for pure copper
- Produce and distribute refined copper for the electronics, infrastructure and power sectors in anode, cable, copper rod and fine wire forms
- Sustainable materials meet the highest environmental standards







Copper Anode Product Line







- Launched copper anode production in 2Q10
  - Copper anode is the fundamental building block for almost all pure copper products
- Strong customer demand exceeds production capacity
  - Initial revenue expected in 3Q10; substantial top- and bottom-line contribution expected in H2 2010 and beyond
  - Expected 2010 production of 8,000 – 10,000 metric tons
- Started production in July 2010 and signed material customer contract
  - Customer: a leading copper and metal conglomerate based in P.R.C, with annual revenue of approx. $5.0~6.0 billion.

What is Copper Clad Aluminum (CCA)?

Lihua purchases CCA from suppliers and draws it into superfine wire, which accounted for approximately 20% of Second Quarter 2010 sales

- CCA, a bimetallic wire, is a conductor comprising an inner aluminum core and outer copper cladding
- Low-cost alternative to solid copper wire
- Benefits of CCA include:
  - Cheaper than copper (~70% AL, ~30% CU) with similar electron mobility
  - Lighter than CU; ~2.7X more wire length by weight than CU
  - Higher conductivity and strength than AL
  - Superior corrosion resistance compared with pure AL
  - Best used in white goods and home appliances such as microwaves, which do not operate on a constant basis


Copper
Aluminum



Magnet and Fine Wire Production

- Leading Chinese producer of CCA fine & magnet wire
- Established sales channels
  - Diversified customer base with over 330 customers
  - Large Chinese and multi-national companies
- One patent granted and three patents pending
- ISO 9001 and 14001 certified
- UL certification for magnet copper wire
- AAA Grade of Credit Enterprise
- 2008, 2009 China High Quality Growth Enterprise Award









Manufacturing Process


Input
Recycling
Wire Processing
End Products
CCA Raw Wire
Scrap Copper
Cleaning / Smelting (Proprietary Cleaning Technology)
Drawing
Coating / Plating
Super Fine Wire
Fine Wire
Magnet Wire
Tin Plated Wire
Copper Anode
Copper Rod
Copper Rod
Copper Wire
Copper Cable

Shifting Product Mix to Address Increasing Growth in Demand for Refined Copper

Volume (% of total) by Product

<u>2Q 2009</u>


29%
38%
33%
CCA Wire
Copper Wire
Copper Rod

<u>2Q 2010</u>


16%
26%
58%
CCA Wire
Copper Wire
Copper Rod

Key Product Characteristics

	Fine / Superfine Wire (CCA / Pure copper wire)	Refined Copper (Copper rod / copper anode)
Gross Margins	Higher	Lower
Max. Credit Terms	20-30 days	5-7 days
ROIC	Lower	Higher
Market Size	Smaller (CCA); larger (copper wire)	Very large
Commodity Risk	Minimal	Minimal



Growth Strategy

Increase earnings and return on invested capital

- Significantly expand production capacity to meet demand
  - Increasing vertical integration drives cost efficiencies
- Capitalize on expanded market opportunity through addition of copper anode
- Strengthen relationships with key customers and further diversify customer base
  - Cross selling opportunities with existing and new customers
- Leverage purchasing power for low cost raw materials
- Expand product offering by leveraging recycling technology and fine wire drawing expertise

Production Capacity Expansion

Annual Production Capcity

In tons, FYE 12/31

	2009	2010	2011E
Wire Drawing	25,500	27,500	27,500
Smelting	25,000	50,000	100,000



Experienced Management with Industry Expertise

Name	Title	Experience
Zhu Jian Hua	Founder, Chairman & CEO	• Founded Lihua and built the Company to its current level • Over 25 years experience in China's copper industry • Vast relationships within the copper industry
Wang Ya Ying	Founder & COO	• Strong technical knowledge of copper and depth of industry relationships • Over 25 years experience in China's copper industry
Yu Yang (Roy)	CFO	• Former EVP of Finance of Fushi Copperweld, Inc. (NASDAQ: FSIN) • Former CFO of Songzai International Holding (OTCBB: SGZH) • London Southbank University, degree in accounting and finance, ACCA certified candidate
Daphne Huang	EVP of Finance & Director of IR	• 9 years of Corporate Finance and Debt Capital Markets experience, former VP of GE Capital & Banc of America Securities • CPA and former Senior Auditor at PricewaterhouseCoopers • MBA from Stern Business School of New York University


LIHUA
INTERNATIONAL

Valuable Board of Directors with Public Company Expertise

Name	Title	Experience
Robert C. Bruce	Independent Director	• President & founder of Oakmont Advisory Group, a financial management consulting firm • COO, Treasurer and Director for Enterix Inc (1999-2004) • MBA - Yale School of Management; BA - Princeton University
Jonathan P. Serbin	Independent Director	• Currently CEO of D Mobile, Inc., a seller of mobile content in PRC • CFO at EBT Mobile (2004-2007) • Formerly Lehman Brothers banker and Coudert lawyer • B.A. - Washington University, St. Louis; J.D. - Boston University; MBA - Columbia University
Kelvin Lau	Independent Director	• Managing Director, Capital Markets & Corporate Finance at Mizuho Securities Asia Limited • More than 20 years of experience in investment banking and the finance industry • Chartered Association of Certified Accountants of the United Kingdom, B.S. in Economics from University of London



LIHUA INTERNATIONAL

Income Statement

Selected Income Statement Items

$mm, FYE 12/31		2009	2008	2007	2006	CAGR '06-'09
Revenues		$161.5	$50.0	$32.7	$15.7	117.5%
y-o-y growth		*223.1%*	*52.9%*	*108.3%*	-	
EBITDA	(1)	**33.0**	**15.1**	**9.4**	**4.9**	88.8%
y-o-y growth		*118.3%*	*60.9%*	*91.8%*	-	
EBITDA Margin		20.4%	30.2%	28.7%	31.2%	
EBIT		30.5	14.2	8.9	4.5	89.3%
Margin		*18.9%*	*28.4%*	*27.2%*	*28.7%*	
Change in Fair Value of Warrants	(2)	11.9				
Net Income	(2)	**$13.7**	**$11.7**	**$7.7**	**$4.5**	28.2%
Adjusted Net Income	(1)	**$25.6**	**$11.7**	**$7.7**	**$4.5**	78.5%
Margin		*15.9%*	*23.4%*	*23.5%*	*28.7%*	
Diluted EPS	(2)	$0.72	$0.70	$0.55	NA	
Adjusted EPS	(1)	$1.34	$0.70	$0.55		
Weighted Avg Diluted Shares Outstanding (mm)		19.13	15.33	14.00	-	

(1) - Excludes $11.9mm of non cash charges of change in fair value of warrants classified as derivatives in 2009.

(2) – As restated.



LIHUA INTERNATIONAL

Income Statement

Selected Income Statement Items (US $ in Millions, Except Per-Share Data)			
Three Months Ended June 30, 2010			
	2010	**2009**	**% Growth**
Revenues	$75.5	$48.8	55%
EBITDA	$13.0	$7.1	45%
EBITDA Margin	17%	26%	
Net Income	$9.9	$6.7	48%
EPS (Diluted)	$0.34	$0.31	9.7%
Weighted Average Shares Outstanding (Diluted)	29.3	21.8	

Robust Top-line Growth


Revenue (in millions of US$)
180
160
140
120
100
80
60
40
20
0
117.3% CAGR
16.7
32.7
50.0
69.4
92.1
138.7
2006
2007
2008
2009
2010 H1


Gross Profit (in millions of US$)
60
50
40
30
20
10
0
92.2% CAGR
5.1
9.8
16.8
15.4
20.8
26.3
54.3
2006
2007
2008
2009
2010 H1
2010 Target

Note: 2010 Gross Profit Target in the range of 52.9 million to $55.7 million

Robust Bottom-line Growth


EBITDA (in millions of US$)
88.8% CAGR
35
30
25
20
15
10
5
0
4.9
9.4
15.0
18.8
14.2
23.7
2006
2007
2008
2009
2010 H1


Net Income (in millions of US$)
78.5% CAGR
45
40
35
30
25
20
15
10
5
0
4.5
7.7
11.7
14.9
10.7
16.9
39.2
2006
2007
2008
2009
2010 H1
2010 Target

Note: 2009 Adjusted Net Income Excludes $11.9MM non-cash charge incurred for the change in fair value of warrants classified as derivatives.

Note: 2010 First Half Adjusted Net Income Excludes a $2.3 million non-cash gain on the change in fair value of warrants classified as derivatives and one-time expenses of $0.3 million associated with the Company's follow-on public offering completed in April 2010.

Note: 2010 Net Income Target in the range of $38.1 million to $40.3 million



LIHUA INTERNATIONAL

Strong Balance Sheet

Selected Balance Sheet Data (in thousands of $USD)				
	June 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash	$87,600 (1)	$34,615	$26,042	$3,214
Accounts Receivable	17,200	10,996	5,043	5,385
Inventory	15,386	17,534	587	2,598
Total Assets	147,616	91,166	56,813	30,075
Total Liabilities	21,121 (2)	23,661 (2)	9,021	10,992
Total Debt	2,208	2,197	6,145	4,107
Total Equity	$126,495	$67,506 (2)	$34,675	$19,082

(1) *Includes net proceeds of 32.5 million from April 2010 secondary offering.*

(2) *as restated - includes the reclassification of warrants from equity to derivative liabilities of $14.3 million as of 12/31/09.*



LIHUA INTERNATIONAL

Near Term Growth Targets

- **2010 Financial Guidance**
  - Full year 2010 gross profit to increase by 46-53% over 2009, to $52.9 to $55.7 million
  - Full year 2010 non-GAAP net income to grow by 48-57% to $38.1 million to $40.3 million (or $1.3 to $1.4 EPS based on 29.3 million fully diluted shares a/o 6/30/10)
- **2011 Plans**
  - New smelter will effectively double capacity to 100,000 metric tons at the end of 2011
  - Estimated cash balance at year end of $75-85M

Lihua: Well Positioned for Growth

Growth Opportunity

- Large and growing market
- Positive economic trends
- Leading industry producer

Strong Financial Performance

- Strong top and bottom line growth
- Cash Flow generation
- Strong Balance Sheet

LIHUA INTERNATIONAL

Attractive Industry

- Sizable market: $76B
- China is the largest copper consuming country
- Government stimulus package supports sustainable demand

Solid Management Team

- Proven track record of growth and profitability
- Extensive experience
- Sound vision & strategy

Viable Business Model

- Proprietary technology & low cost advantage
- Limited commodity risk
- Established reputation and distribution channels

Lihua continues to deliver on key strategic & financial metrics